UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2020

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Third Street, Suite 2241 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, no par value per share	VBIV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2020, VBI Vaccines Inc. (the “Company”) held its 2020 Annual General Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders voted to: (1) elect the nominated directors of the Company to serve until the next annual meeting or until the appointment or election and qualification of their successors; (2) approve the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm until the next annual meeting of shareholders and authorize the audit committee (the “Audit Committee”) of the board of directors of the Company to fix EisnerAmper LLP’s remuneration; and (3) approve, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2020 (the “Proxy Statement”). Each of these proposals is described in more detail in the Proxy Statement.

At the beginning of the Annual Meeting, there were 125,815,545 common shares present at the Annual Meeting in person or by proxy, which represented 70.53% of the outstanding common shares entitled to vote at the Annual Meeting and which constituted a quorum for the transaction of business. Holders of the Company’s common shares were entitled to one vote for each share held as of the close of business on April 20, 2020 (the “Record Date”).

The voting results on these proposals were as follows:

Proposal 1: Election of Seven Directors

Director	Votes For	Withheld	Broker Non-Votes
Steven Gillis	77,693,366	1,044,120	47,078,059
Joanne Cordeiro	77,764,279	973,207	47,078,059
Michel De Wilde	77,909,815	827,671	47,078,059
Damian Braga	76,984,718	1,752,768	47,078,059
Blaine H. McKee	77,923,113	814,373	47,078,059
Jeffrey R. Baxter	77,794,855	942,631	47,078,059
Christopher McNulty	77,187,854	1,549,632	47,078,059

Each of the seven nominees for director was elected to serve until the next annual meeting of shareholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal.

Proposal 2: Approve the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company until the next annual meeting of shareholders and authorize the Audit Committee to fix EisnerAmper LLP’s remuneration

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,630,419	0	2,185,126	0

The shareholders approved the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm until the next annual meeting of shareholders and authorized the Audit Committee to fix EisnerAmper LLP’s remuneration.

Proposal 3: Approve, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,630,419	0	2,185,126	47,078,059

The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

Item 8.01 Other Events.

On June 18, 2020, the Company issued a press release announcing the voting results from the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: June 22, 2020	By:	/s/ Jeff Baxter
Jeff Baxter
President and Chief Executive Officer